UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2015

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 5, 2015, at the annual meeting of shareholders, shareholders of Baxter International Inc. (the “Company”) approved the Baxter International Inc. 2015 Incentive Plan (the “Plan”). Under the Plan, the Compensation Committee of the Board of Directors may grant stock options, stock appreciation rights, full value awards (including restricted shares, restricted share units, deferred shares, deferred share units, dividend equivalent units, performance shares and performance share units) and cash incentive awards (“Awards”). All officers, directors, other employees and consultants, independent contractors and agents of the Company and its subsidiaries and persons who are expected to become officers, employees, directors, consultants, independent contractors or agents of the Company and its subsidiaries are eligible to receive Awards under the Plan. The number of shares of Company common stock which may be issued with respect to Awards under the Plan is 35,000,000.

This description of the Plan is qualified in its entirety by reference to the actual Plan, which was filed as Appendix A to the Company’s 2015 Proxy Statement (“Proxy Statement”) and is hereby incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 5, 2015, Baxter International Inc. held its annual meeting of shareholders. Of the 543,531,277 shares outstanding and entitled to vote, 463,580,628 shares were represented at the meeting, constituting a quorum of 85.29%. The following is a summary of the matters voted on at the meeting.

(a)	The four nominees for director were elected to serve three-year terms ending in 2018, as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Uma Chowdhry, Ph.D.	391,871,279	4,732,566	2,786,492	64,190,291
James R. Gavin III, M.D., Ph.D.	385,420,299	11,125,878	2,844,160	64,190,291
Peter S. Hellman	381,796,251	14,781,393	2,812,693	64,190,291
K. J. Storm	384,314,365	12,221,131	2,854,841	64,190,291

(b)	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2015 was ratified by the following vote:

For	Against	Abstain
456,971,402	5,151,848	1,457,378

(c)	By the following vote, shareholders approved, on an advisory basis, the 2014 compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
296,313,121	100,756,341	2,320,875	64,190,291

(d)	By the following vote, shareholders approved the 2015 incentive plan:

For	Against	Abstain	Broker Non-Votes
363,942,499	33,395,116	2,052,722	64,190,291

(e)	By the following vote, shareholders did not approve the shareholder proposal relating to the limitation on acceleration of executive pay:

For	Against	Abstain	Broker Non-Votes
156,364,028	240,981,117	2,045,192	64,190,291

(f)	By the following vote, shareholders did not approve the shareholder proposal relating to an independent board chairman:

For	Against	Abstain	Broker Non-Votes
194,553,757	202,911,038	1,925,542	64,190,291

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1 Baxter International Inc. 2015 Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 25, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.

By:	/S/ DAVID P. SCHARF
David P. Scharf Corporate Vice President, General Counsel and Corporate Secretary

Date: May 7, 2015

Exhibit Index

Exhibit No.	Description

10.1	Baxter International Inc. 2015 Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 25, 2015)